                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No.  )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [_]

     Check the appropriate box:
     [_] Preliminary Proxy Statement      [_] Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [_] Definitive Additional Materials
     [_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      EASTERN ENVIRONMENTAL SERVICES, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     [_] $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
         11.
     (1) Title of each class of securities to which transaction applies:
________________________________________________________________________________
     (2) Aggregate number of securities to which transaction applies:
________________________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________
     (4) Proposed maximum aggregate value of transaction:
________________________________________________________________________________
     (5) Total fee paid: $125.00
________________________________________________________________________________
     [_] Fee paid previously with preliminary materials.
________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
________________________________________________________________________________
     (2) Form, Schedule or Registration Statement No.:
________________________________________________________________________________
     (3) Filing Party:
________________________________________________________________________________
     (4) Date Filed:
________________________________________________________________________________

                      EASTERN ENVIRONMENTAL SERVICES, INC.
                                RR #4, Box 4452
                           Drums, Pennsylvania  18222

                               ------------------

                    Notice of Annual Meeting of Shareholders
                               February 29, 1996

                               ------------------

TO THE SHAREHOLDERS:

          The Annual Meeting of Shareholders of Eastern Environmental Services, Inc. (the "Company") will be held at the Hazleton Holiday Inn, Route 309 North, Hazleton, Pennsylvania, on February 29, 1996, at 8:30 a.m. local time, for the following purposes:

          1. To elect five directors of the Company, each to serve until the next annual meeting of shareholders;

          2. To ratify the appointment of Ernst & Young, LLP as independent accountants to examine the financial statements of the Company for the fiscal year ending June 30, 1996; and

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

          Only holders of record of Common Stock and Class A Common Stock at the close of business on January 24, 1996 are entitled to notice of and to vote at the meeting.

          IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE SELF-ADDRESSED ENVELOPE, ENCLOSED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DECIDE TO ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY REVOKE YOUR PROXY BY WRITTEN NOTICE AT THAT TIME.

                                 By Order of the Board of Directors

                                 William C. Skuba,
                                 Chairman of the Board

January 29, 1996

                      EASTERN ENVIRONMENTAL SERVICES, INC.

                              ------------------

                                PROXY STATEMENT

     The following information is furnished in connection with the solicitation of proxies by the Board of Directors of Eastern Environmental Services, Inc., a Delaware corporation (the "Company"), for the Annual Meeting of Shareholders (the "Meeting") to be held on February 29, 1996, and at any adjournments thereof. The approximate date on which this Proxy Statement and the accompanying proxy will be first sent or given to shareholders is January 29, 1996. The principal executive offices of the Company are located at RR #4, Box 4452, Drums, Pennsylvania 18222.

     The record date for determining shareholders entitled to vote at the Meeting has been fixed at the close of business on January 24, 1996. As of that date, there were 4,084,004 shares of Common Stock, $.01 par value per share (the "Common Stock"), outstanding and 1,591,201 shares of Class A Common Stock, $.01 par value per share (the "Class A Stock"), outstanding. Each share of Common Stock entitles the holder to one vote, and each share of Class A Stock entitles the holder to four votes, on each matter that may properly come before the Meeting. The presence, in person or by proxy, of holders of shares entitled to cast at least a majority of the votes entitled to be cast by all outstanding Common Stock and Class A Stock, taken together as a class, will constitute a quorum for purposes of the Meeting. William C. Skuba, the Chairman of the Board and Chief Executive Officer of the Company, owns all of the issued and outstanding shares of Class A Stock.

     Directors are elected by the affirmative vote of a plurality of the votes cast, and votes may be cast in favor of or withheld from each director nominee. Accordingly, the five nominees who receive the largest number of votes cast will be elected as directors. Votes may not be cumulated in the election of directors. An affirmative vote of a majority of the votes entitled to be cast by shareholders present in person or by proxy at the Meeting is required for approval of all other matters presented. Abstentions, votes withheld and broker non-votes (described below) are counted in determining whether a quorum is present. Abstentions with respect to any proposal other than the election of directors will have the same effect as votes against the proposal, because approval requires a vote in favor of the proposal by a majority of the votes entitled to be cast by shareholders present in person or by proxy at the Meeting. Broker non-votes, which occur when a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because the beneficial owner has not checked one of the boxes on the proxy card, are not considered to be shares "entitled to vote" (other than for quorum purposes), and will therefore have no effect on the outcome of any of the matters to be voted upon at the Annual Meeting.

     A form of proxy is enclosed for use at the Meeting. Proxies will be voted in accordance with shareholders' instructions. If no instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted (i) for the election of the nominees discussed under Proposal 1 below, (ii) for the ratification of the appointment of Ernst & Young, LLP as independent accountants to examine the financial statements of the Company for the fiscal year ending June 30, 1996, and (iii) by the proxies in their discretion on any other matters to come before the meeting. Shareholders whose shares are held of record by a broker or other nominee are nevertheless encouraged to fill in the boxes of their choice on the proxy, as brokers and other nominees may not be permitted to vote shares with respect to certain matters for which they have not received specific instructions from the beneficial owners of the shares. Any proxy given may be revoked by the shareholder executing it at any time before it is voted by a later dated proxy, written revocation sent to the Secretary of the Company or attendance at the Meeting and voting in person.

     The cost of solicitation of proxies by the Board of Directors will be borne by the Company. Proxies may be solicited by mail, personal interview, telephone or telegraph. Directors, officers and regular employees of the Company may solicit proxies by such methods without additional remuneration. Banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the proxy materials to beneficial owners in order to solicit authorizations for the execution of proxies. The Company will, upon request, reimburse such banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding such proxy material to the beneficial owners of the Company's Common Stock.


                             ELECTION OF DIRECTORS
                                  (Proposal 1)

     The Board of Directors consists of five members. Each director is elected to hold office until the next annual meeting of stockholders and until his successor is elected and qualified. Unless authority to vote for any nominee is withheld in the proxy, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election as directors of the five nominees named below, all of whom are at present directors of the Company. Although the Board of Directors does not contemplate that any of the nominees named will be unavailable for election, in the event a vacancy in the slate of nominees results from an unexpected occurrence, it is presently intended that the proxy will be voted for the election of a nominee who shall be designated by the Board.

     The following biographical information is furnished as to each nominee for election as a director:

     William C. Skuba, 40, has been Chairman of the Board, Chief Executive Officer and a director of the Company since he founded the Company in 1980. Mr. Skuba has served as President since February 1991 and Secretary since April 1989. He also served as President and Chief Financial Officer from June 1982 until April 1989 and as Chief Accounting Officer from June 1982 until August 1988.

     Timothy W. Sweeney, 53, has been a director of the Company since February 1991. Mr. Sweeney has been a full professor with the Department of Management of Bucknell University and a business and marketing consultant since September 1980.

     Stephen C. Stamos, Jr., 48, has been a director of the Company since July 1994. Mr. Stamos has been a full professor of International Relations of Bucknell University since 1974.

Mr. Stamos' focus has been in the areas of international economics and finance and has published extensively in academic journals and periodicals.

     Robert J. Powell, 36, has been a director of the Company since July 1994. Mr. Powell has been engaged in the private practice of law in Hazleton, Pennsylvania since October 1993. Prior to that, Mr. Powell was an attorney with Hourigan, Kluger, Spohrer & Quinn, P.C., Wilkes-Barre, Pennsylvania from October 1992 to September 1993 and Deasey, Mohoney, Bender & McKenna, Ltd., Philadelphia, Pennsylvania from October 1988 to September 1992.

     Michael A. Fioravante, 39, joined the Company as Executive Vice President and Director of Engineering in April 1991. In addition, he has served as director since August 1994. For 13 years prior to joining the Company, Mr. Fioravante was Manager of Engineering for Esmer & Associates, an engineering firm which performed environmental and other engineering work related to the Company's landfills from 1989 through 1991.

     The Board of Directors recommends a vote FOR election of each of the foregoing nominees as directors.


Meetings of the Board of Directors

     The Board of Directors met 14 times during the fiscal year ended June 30, 1995. Each of the above incumbent directors who served during fiscal 1995 attended at least 75% of the meetings of the Board.

     The Board of Directors has an Audit Committee. The members of the Audit Committee are Mr. Sweeney, Mr. Stamos and Mr. Powell. The functions of the Audit Committee include the recommendation and selection of independent accountants, the review of audit results, the review of related party transactions and the evaluation of internal accounting procedures of the Company. The Audit Committee met three times during the fiscal year ended June 30, 1995, at which meetings all members were present.

     The Board of Directors also has a Compensation Committee and a Nominating Committee. The Compensation Committee is currently made up of Mr. Skuba and Mr. Sweeney. The functions of the Compensation Committee consist of setting cash compensation for employees receiving base salary in excess of $50,000 per year, setting compensation policy for other employees and approving option grants under the 1987 and 1991 Stock Option Plans. The functions of the Nominating Committee, comprised of Mr. Skuba and Mr. Sweeney, consist of finding and recommending qualified candidates to serve on the Company's Board of Directors. The Nominating Committee will consider director nominees recommended by shareholders. Any such recommendation, together with the nominee's qualifications and consent to being considered as a nominee, should be sent in writing to the Nominating Committee in care of the Secretary of the Company. The Compensation Committee met two times and the Nominating Committee met once during the fiscal year ended June 30, 1995. All Compensation Committee and Nominating Committee members attended all of the meetings of their respective Committees during the fiscal year ended June 30, 1995.

                               EXECUTIVE OFFICERS

     The following biographical information is furnished as to executive officers of the Company (other than executive officers who are also nominees for election as a director, as to whom biographical information is set forth above):

     Gregory M. Krzemien, 36, joined the Company as Chief Financial Officer and Treasurer in August 1992. Prior to joining the Company, Mr. Krzemien was Senior Audit Manager with Ernst & Young, an independent accounting firm, since October, 1988. Mr. Krzemien worked for Ernst & Young for 11 years prior to joining the Company.


Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 1995, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten-percent beneficial owners were complied with, except that Messrs. Stamos and Powell each filed his initial statement of beneficial ownership and one report of a change in beneficial ownership reflecting one transaction late.

                             EXECUTIVE COMPENSATION
                             ----------------------

The following table sets forth information with respect to compensation paid by the Company during its last three completed fiscal years to its Chief Executive Officer, who was the only executive officer of the Company whose total annual salary and bonus exceeded $100,000 during the Company's fiscal year ended June 30, 1995.

                           SUMMARY COMPENSATION TABLE

                                                         Long-Term Compensation
                                                               Awards
Name & Principal             Annual  Compensation        Securities Underlying             All Other
Position             Year     Salary($)   Bonus($)             Options(#)                Compensation($)
----------------     ---     ----------   -------        ---------------------          ---------------
William C. Skuba,    FY95     124,800      None                  None                        2,500 1/
     CEO                                                                                           -
                     FY94     124,800      None                  None                        2,500 1/
                                                                                                   -
                     FY93     127,390      None                  None                       26,000 1/
                                                                                                   -

--------

1/        Consists solely of reimbursement of moving expenses.
-

          The following table sets forth information concerning individual grants of stock options and stock appreciation rights made during fiscal year 1995 to the Company's Chief Executive Officer.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR


                        Number of
                        Securities
                        Underlying
                        Options/SARs       Percent of Total Options/SARs            Exercise or Base           Expiration
Name                    Granted(#)         Granted to Employees in Fiscal Year      Price ($/sh)              Date
-------------------     ------------       -----------------------------------      ----------------          -------
William C. Skuba            0                            0                            NA                      NA



The following table sets forth information concerning each exercise of stock options during the Company's fiscal year 1995 by the Company's Executive Officer.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                                                        Value of Unexercised In-the-
                                                                         Number of Securities             Money Options/SARs at
                      Shares Acquired         Value             Underlying Unexercised Options/SARs       FY End ($ Exercisable/
Name                  on Exercise (#)         Realized ($)      at FY End (# Exercisable/Unexercisable)      Unexercisable)
----                  --------------          -----------       ---------------------------------------  ---------------------------

William C. Skuba             None                    None                     None                                   None


Compensation of Directors
-------------------------

     Non-employee directors of the Company receive a fee of $1,000 per meeting for attendance in person at each Board meeting and $250 for attendance by telephone. In addition, each non-employee director receives warrants to purchase shares of the Company's Common Stock. In August 1994, warrants to purchase 15,000 shares of the Company's Common Stock at an exercise price of $.875 per share were issued to each of Mr. Stamos and Mr. Powell, with 5,000 warrants vesting at the end of each four month period from date of issuance. All expenses incurred by all directors for attendance at Board meetings are reimbursed by the Company. The Board of Directors has also approved Mr. Sweeney and Mr. Stamos to provide consulting services to the Company as requested from time to time at a rate of $100 per hour plus expenses. The Company paid approximately $13,000 and $15,900 to Mr. Sweeney and Mr. Stamos, respectively, for consulting services and expenses in fiscal 1995.

Employment Contracts, Termination of Employment and Change-in-Control
---------------------------------------------------------------------
Arrangements
------------

     The Company's executive officers have entered into Severance Agreements with the Company. Under these agreements, if the executive's employment is terminated involuntarily for any reason other than cause, the Company will pay the executive (or his estate) a lump sum severance benefit in cash in the amount of such executive's then current annual salary multiplied by 1.5 or such larger amount as the Company's Board of Directors may deem appropriate. In addition, if there is an actual change in control of 20% or more in the Company's voting power, a sale of substantially all of the assets of the Company or any similar transaction, and if the executive voluntarily terminates his employment with the Company within one year after such control change, the Company is obligated to pay the executive a lump sum severance benefit in cash equal to his then current annual salary multiplied by 1.5 or such larger amount as the Company's Board of Directors deems appropriate.

Certain Transactions

     In 1987, the Company entered into an agreement with Thomas M. Yanette, a former director and officer of the Company. Pursuant to such agreement, in exchange for the surrender by Mr. Yanette of an equity interest he owned in a predecessor of the Company and the agreement of Mr. Yanette not to compete with the Company and to provide consulting services to the Company, the Company has agreed to pay Mr. Yanette $48,000 per year. Such payments began in September 1987 and will continue until August 1997.

     Robert J. Powell is the sole shareholder of The Law Offices of Robert J. Powell, Hazleton, Pennsylvania, which has provided legal services to the Company since July 1994. The Company has retained Mr. Powell's law firm to provide legal services for the Company during fiscal year 1995. The Company paid approximately $112,000 for such legal services in fiscal 1995.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company's capital stock, as of December 31, 1995, by each of the Company's directors and nominees for directorship, by each of the Named Executive Officers, by all officers and directors of the Company as a group, and by all persons known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock or Class A Common Stock. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares listed.

                                                                                                                  Percent of
                                        Common Stock                                Class A Common Stock         Voting Power(b)
                              -----------------------------------          ------------------------------------- --------------
                              Amount and Nature                            Amount and Nature
Name and Address of           of Beneficial      Percent of Class           of Beneficial        Percent of Class
Beneficial Owner(a)           Ownership           Outstanding               Ownership             Outstanding
-------------------           -----------------  ----------------          --------------------  ----------------
William C. Skuba              35,000(c)                 *                      1,591,201               100%           61.2%

Michael A.
  Fioravante                 160,700(d)                 3.8%                          0                *               1.5%


Timothy W. Sweeney            37,000(e)                 *                             0                *               *

Stephen C. Stamos, Jr.        21,000(e)                 *                             0                *               *

Robert J. Powell              21,000(e)                 *                             0                *               *

Jack Casagrande              250,000                    6.1%                          0                *               2.4%
11550 SW 95th Avenue
Miami, FL  33176

Ralph Velocci                250,000                    6.1%                          0                *               2.4%
349 Center Island
Golden Beach, FL  33160

Ronald I. Heller             250,000(f)                 5.9%                          0                *               2.4%
7 Ethan Allen Court
Orangeburg, NY 10962

Bette Nagelberg              250,000(f)                 5.9%                          0                *               2.4%
789 Ontario Court
Franklin Lakes, NJ 07417

Continental Waste            428,500                   10.5%                          0                *               4.1%
67 Walnut Avenue
Suite 103
Clark, NJ  07066

All officers and
  directors as a group
  (6 persons)                434,700(c)(g)              9.7%                   1,591,201               100%           62.7%

________________________
*Represents less than 1% of the outstanding shares.

(a) Except as otherwise indicated, the address of each person identified is care of Eastern Environmental Services, Inc., RR #4, Box 4452, Drums, Pennsylvania 18222.

(b) Holders of Class A Stock are entitled to four votes for each share, and holders of Common Stock are entitled to one vote for each share, on all matters submitted to a vote of stockholders.

(c) Includes 15,000 shares of Common Stock owned by Nancy Skuba, Mr. Skuba's mother, with respect to which a proxy has been granted to William Skuba. Does not include 1,591,201 shares of Common Stock which may be acquired upon conversion of Class A Common Stock held by William Skuba.

(d) Includes 160,000 shares purchasable upon the exercise of options and warrants.

(e) Consists solely of shares purchasable upon the exercise of options and warrants.

(f)  Includes 125,000 shares purchasable upon the exercise of warrants.

(g) Includes 399,000 shares purchasable upon the exercise of options and warrants.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                  (Proposal 2)

     The Board of Directors of the Company has appointed Ernst & Young, LLP as independent public accountants to examine the financial statements of the Company for the year ending June 30, 1996. Ernst & Young, LLP has served as accountants for the Company since October 1990. A representative of Ernst & Young, LLP is expected to be present at the Meeting and will be given an opportunity to make a statement if he desires to do so and to respond to appropriate questions.

     To be ratified, the appointment must be approved by a majority of the votes cast by all holders of the Common Stock and Class A Stock present, in person or by proxy, and entitled to vote at the Meeting.

     Although the submission of the appointment of Ernst & Young, LLP is not required by law or the By-laws of the Company, the Board of Directors is submitting it to the shareholders to ascertain their views. If the shareholders do not ratify the appointment, the Board of Directors will not be bound to seek other independent accountants for fiscal year 1996, but the selection of other independent accountants will be considered in future years. If Ernst & Young, LLP shall decline to accept or become incapable of accepting its appointment, or if its appointment is otherwise discontinued, the Board of Directors will appoint other independent public accountants.

     The Board of Directors recommends a vote FOR Proposal 2 to ratify the appointment of Ernst & Young, LLP.

                             SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be presented at the next annual meeting of shareholders must be received by the Company by October 1, 1996, in order to be considered for inclusion in the Company's proxy material for such meeting.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Company does not intend to present and has not been informed that any other person intends to present any appropriate business not specified in this Proxy Statement for action at the meeting. However, if other matters should properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying proxy, or their substitutes, to vote the proxy in accordance with their judgment in such matters.

                              By Order of the Board of Directors

                              William C. Skuba,
                              Chairman of the Board

Drums, Pennsylvania
January 29, 1996

                      EASTERN ENVIRONMENTAL SERVICES, INC.
                     -------------------------------------

              Proxy Solicited On Behalf Of The Board of Directors


     The undersigned, revoking all previous proxies, hereby appoints William C. Skuba and Gregory M. Krzemien, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated below and in their discretion upon such other matters as may properly come before the meeting, all shares which the undersigned would be entitled to vote at the Annual Meeting of the Stockholders of the Company to be held on February 29, 1996, and at any adjournment or postponement thereof.

1.  Election of Directors:


         [_] FOR the nominees listed below  [_]  WITHHOLD AUTHORITY to vote for for
                                        the nominees listed below

Nominees: For a one-term expiring at the 1997 Annual Meeting:  William C. Skuba,
          Timothy W. Sweeney, Stephen C. Stamos, Jr., Robert J. Powell and Michael A. Fioravante.

     (Instruction: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) on the line below.)

              ---------------------------------------------------

2. Ratification of appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending June 30, 1996:

          [_]  For          [_]  Against     [_]  Abstain



  Please date and sign your Proxy on the reverse side and return it promptly.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE HEREOF, AND "FOR" RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1996. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


                         __________________________________________________
                         Signature of Shareholder


                         __________________________________________________
                         Signature of Shareholder


                         Date:_____________________________, 1996

                         NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR STOCK CERTIFICATE. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNER IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHERE STOCK IS ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.